UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2018

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held on May 23, 2018 in Boston, Massachusetts. At the Annual Meeting, the Company's stockholders elected ten individuals to the Board of Directors (the “Board”) and approved Proposals 2 and 3. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2018.

The final results of the stockholder voting regarding each proposal were as follows:
1.    Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Gustavo Lara Cantu	370,978,810	6,052,613	122,708	25,360,508
Raymond P. Dolan	366,390,546	10,639,668	123,917	25,360,508
Robert D. Hormats	376,726,807	303,309	124,015	25,360,508
Grace D. Lieblein	376,830,066	210,302	113,763	25,360,508
Craig Macnab	376,788,019	240,456	125,656	25,360,508
JoAnn A. Reed	373,498,892	3,541,897	113,342	25,360,508
Pamela D.A. Reeve	369,971,609	7,065,814	116,708	25,360,508
David E. Sharbutt	371,625,917	5,404,378	123,836	25,360,508
James D. Taiclet, Jr.	366,461,076	8,761,840	1,931,215	25,360,508
Samme L. Thompson	373,525,390	3,505,360	123,381	25,360,508

2.    Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
393,400,063	8,942,879	171,697	—

3.    Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
364,303,663	11,687,208	1,163,260	25,360,508

Item 8.01    Other Events.
On May 24, 2018, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $0.77 per share of the Company’s common stock, payable on July 13, 2018 to such stockholders of record at the close of business on June 19, 2018.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	May 24, 2018	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President, Chief Financial Officer and Treasurer